UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K/A
_____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    August 18, 2010

Quamtel, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31757	98-0233452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

14911 Quorum Drive, Suite 140, Dallas, Texas 75254
(Address of principal executive offices) (Zip code)

(972) 361-1980
(Registrant’s telephone number, including area code)
___________________

Copies to:

Ronald L. Brown
Andrews Kurth LLP
1717 Main Street, Suite 3700
Dallas, Texas 75201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Quamtel, Inc. (the “Registrant”) is filing this Amendment No. 1 to its Current Report on Form 8-K, which was originally filed on August 24, 2010 (the “August 24, 2010 Form 8-K”). This Amendment expands the disclosure in the Registrant’s original Form 8-K. As described below, the Registrant entered into a Membership Interest Purchase Agreement on August 18, 2010, giving rise to an obligation to file a Current Report under Item 1.01 of Form 8-K by August 24, 2010.  The Registrant closed on that agreement on August 21, 2010, giving rise to an obligation to file a Current Report under Item 2.01 of Form 8-K by August 26, 2010.  Both such obligations were met in the August 24, 2010 Form 8-K.  Under Item 9.01(a)(4) of Form 8-K, the Registrant is required file the financial statements of the business acquired as required by Item 9.01(a)(1) within seventy-one days after the due date of the related Current Report on Form 8-K.  Since the due date of the Current Report related to the closing of the acquisition was August 26, 2010, the due date of the related financial statements of the business acquired is seventy-one days later, on November 5, 2010.

ITEM 2.01

On August 21, 2010, Registrant closed a Membership Interest Purchase Agreement entered into and effective August 18, 2010 to acquire all of the outstanding membership interests of Syncpointe, LLC, a Missouri limited liability company from Half A Minute, L.L.C., McPheeters Communication Group, LLC, and VKS, LLC.

On August 24, 2010, the Registrant filed a Current Report on Form 8-K stating that it had completed the acquisition and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed.  This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

ITEM 9.01

(a) Financial Statement of Business Acquired

Audited financial statements of Syncpointe, LLC are attached hereto as Exhibit 99.1.

Unaudited interim financial statements of Syncpointe, LLC are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of the Registrant, after giving effect to the acquisition of Syncpointe, LLC and adjustments described in such pro forma financial information, for the twelve month period ended June 30, 2010 are attached hereto as Exhibit 99.3.

(d) Exhibits

The following exhibits are attached herewith:

Exhibit No.	Description

99.1.	Audited financial statements of Syncpointe, LLC for the fiscal years ended December 31, 2008 and December 31, 2009

99.2.	Unaudited condensed consolidated financial statements of Syncpointe, LLC for the six month period ending June 30, 2010

99.3.
The unaudited pro forma financial information of the Registrant, after giving effect to the acquisition of Syncpointe, LLC and adjustments described in such pro forma financial information, for the twelve month period ended June 30, 2010

This Amendment does not amend or refile any other Items or Exhibits in the August 24, 2010 Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAMTEL, INC.

By:	/s/ STUART EHRLICH
Stuart Ehrlich
Chief Executive Officer

Date: November 5, 2010

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